SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PUBLIX SUPER MARKETS, INC.
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               (Name of Registrant as Specified in its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           PUBLIX SUPER MARKETS, INC.

           Corporate Office                      Mailing Address
    1936 George Jenkins Boulevard                 P.O. Box 407
       Lakeland, Florida 33815               Lakeland, Florida 33802
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                2002 Notice of Annual Meeting of Stockholders
                             to be held May 14, 2002



To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida corporation (the "Company"), will be held at the corporate office of the Company, 1936 George Jenkins Boulevard, Lakeland, Florida, on Tuesday, May 14, 2002, at 9:30 a.m. for the following purposes:

      1. To elect a Board of Directors;
      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please vote your shares by completing, signing, dating and promptly mailing the enclosed proxy card in the envelope provided.

By order of the Board of Directors:

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary





Lakeland, Florida
Dated: March 5, 2002

2002 PROXY STATEMENT


GENERAL INFORMATION

This Proxy Statement is being mailed on or about April 11, 2002, to the stockholders of Publix Super Markets, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 14, 2002, or any adjournments thereof. The cost of the enclosed proxy is borne by the Company.

VOTING SECURITIES OUTSTANDING

As of March 5, 2002, there were 199,021,562 shares of common stock of the Company outstanding. Each share is entitled to one vote.

Only holders of common stock of record as of March 5, 2002, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Company, at the corporate office of the Company, 1936 George Jenkins Boulevard, Lakeland, Florida 33815. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Company. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. Directors will be elected by a plurality of the votes cast at the meeting in person or by proxy. Any other matter submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of shares voted at the meeting in person or by proxy. An abstention or a failure to vote is not counted in determining whether a plurality of votes exists, but an abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required.

ELECTION OF DIRECTORS

The Company's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at ten members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton. All nominees except Dr. Buccino are currently directors of the Company. Management of the Company recommends a vote FOR all the nominees. The proxies will be voted FOR the election of the ten nominees unless the stockholder specifies otherwise.

The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified. If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

The following information set forth for each of the nominees for election to the Board of Directors includes such person's principal occupation presently and during the last five years, other information, period of service as director of the Company and age.
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Carol          Carol Jenkins Barnett
Jenkins        Chairman of the Board and President of Publix Super Markets
Barnett        Charities, Inc.
(Photo)        Director since 1983. Age 45.


Hoyt R.        Hoyt R. Barnett
Barnett        Vice  Chairman of the Company and Trustee of the  Employee  Stock
(Photo)        Ownership Plan since December  1999.  Previously,  Executive Vice
               President and Trustee of the Profit  Sharing Plan to August 1998,
               Executive Vice President,  Trustee of the Profit Sharing Plan and
               Trustee of the Employee  Stock  Ownership  Plan to January  1999,
               Vice Chairman, Trustee of the Profit Sharing Plan and Trustee of the Employee Stock Ownership Plan to December 1999.
               Director since 1985. Age 58.


Joan G.        Joan G. Buccino
Buccino        Chair of the Social Science  Division since 1997 and Professor of
(Photo)        Economics  since 1991 for  Florida  Southern  College  (Lakeland,
               Florida).  Served  as  Vice  President  and  Interim  Dean of the
               College during 2001. Previously, a member of the College faculty in the Department of Business and Economics since 1980. Also has held the Dorotha C. Tanner Chair in Ethics in Business and
               Economics since 1994.
               Nominee for Director of the Company in 2002. Age 64.


W. Edwin       W. Edwin Crenshaw
Crenshaw       President of the Company.
(Photo)        Director since 1990. Age 51.


Mark C.        Mark C. Hollis
Hollis         Vice Chairman of the Board of the Company from January 1996 until
(Photo)        retiring in January 1999.
               Director since 1974. Age 67.

Charles H.     Charles H. Jenkins, Jr.
Jenkins, Jr.   Chief   Executive   Officer  of  the  Company   since  May  2001.
(Photo)        Previously,  Chairman of the  Executive  Committee  to June 2000,
               Chairman of the Executive Committee and Chief Operating Officer to May 2001.
               Director since 1974. Age 58.


Howard M.      Howard M. Jenkins
Jenkins        Chairman of the Board of the Company since May 2001.  Previously,
(Photo)        Chairman of the Board and Chief Executive Officer.
               Director since 1977. Age 50.


Tina P.        Tina P. Johnson
Johnson        Senior  Vice  President  of the Company and Trustee of the 401(k)
(Photo)        Plan - Publix  Stock  Fund  since  Ju1y  1997.  Previously,  Vice
               President,  Treasurer  and  Trustee of the  401(k)  Plan - Publix
               Stock Fund to July 1997.
               Director since 1993. Age 42.


E. Vane        E. Vane McClurg
McClurg        Attorney-at-law,  law office of Hahn, McClurg, Watson, Griffith &
(Photo)        Bush.
               Director since 1988. Age 60.


Kelly E.       Kelly E. Norton
Norton         Independent   business   advisor  and   consultant.   Previously,
(Photo)        President and Chief Executive Officer of Florida Tile Industries,
               Inc. (formerly Sikes Corporation) from 1982 to 1994. Also served as a Director of Florida Tile Industries, Inc. from 1980 to 1990.
               Director since 2001. Age 63.



Carol Jenkins Barnett and Howard M. Jenkins are siblings. Hoyt R. Barnett is the husband of Carol Jenkins Barnett and brother-in-law of Howard M. Jenkins.
W. Edwin Crenshaw is the nephew of Carol Jenkins Barnett and Howard M. Jenkins. Charles H. Jenkins, Jr. is the cousin of Carol Jenkins Barnett, Howard M. Jenkins and W. Edwin Crenshaw.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

MEETINGS

The Board of Directors held five meetings during 2001. All directors attended 100% of the Company's Board of Directors and respective committee meetings held in 2001. Prior to the Annual Meeting of Stockholders on May 15, 2001, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, Tina P. Johnson, E. Vane McClurg and William H. Vass. Mr. Vass did not stand for re-election in 2001. Subsequent to the Annual Meeting of Stockholders on May 15, 2001, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton.

COMMITTEES

The Board of Directors had the following committees during 2001, each of which is described below: Executive, Compensation, Audit, Corporate Governance and Nominating.

In prior years, the Executive Committee was involved in managing the day-to-day affairs of the Company. Following the appointment of Charles H. Jenkins, Jr. as Chief Executive Officer on May 15, 2001, the primary responsibility of the Executive Committee is to act on behalf of the Board of Directors between meetings of the board. Subsequent to May 15, 2001, the Executive Committee was not involved in the management of the day-to-day affairs of the Company. During 2001, the Executive Committee held seven meetings and consisted of Hoyt R. Barnett, W. Edwin Crenshaw, Charles H. Jenkins, Jr., Chairman and Howard M. Jenkins.

The Compensation Committee sets and reviews the salary and benefits structure of the Company with respect to its executive officers. There were no meetings of the Compensation Committee in 2001 prior to May 15. Subsequent to May 15, 2001, the Compensation Committee held one meeting and consisted of Mark C. Hollis, Howard M. Jenkins, Chairman and Kelly E. Norton.

The Audit Committee has responsibility to the Board of Directors for assessing the processes related to the Company's risks and control environment, overseeing the financial reporting and evaluating the internal and independent audit processes. During 2001, the Audit Committee held five meetings. Prior to the Annual Meeting of Stockholders on May 15, 2001, the Audit Committee held two meetings and consisted of Carol Jenkins Barnett, Mark C. Hollis, E. Vane
McClurg, Chairman and William H. Vass. Subsequent to the Annual Meeting of Stockholders on May 15, 2001, the Audit Committee held three meetings and consisted of Carol Jenkins Barnett, Mark C. Hollis, E. Vane McClurg and Kelly E. Norton, Chairman.

The Corporate Governance Committee has responsibility for reviewing and reporting to the Board of Directors on matters of corporate governance such as practices, policies and procedures affecting directors and the Board's operations and effectiveness. During 2001, the Corporate Governance Committee held seven meetings. Prior to the Annual Meeting of Stockholders on May 15, 2001, the Corporate Governance Committee held four meetings and consisted of Mark C. Hollis, Tina P. Johnson, E. Vane McClurg, Chairman and William H. Vass. Subsequent to the Annual Meeting of Stockholders on May 15, 2001, the Corporate Governance Committee held three meetings and consisted of Mark C. Hollis, Tina
P. Johnson and E. Vane McClurg, Chairman.

The Nominating Committee has responsibility for reviewing and reporting to the Board of Directors on matters of Board nominations. This includes reviewing possible candidates and proposing nominees to the Board of Directors. During 2001, the Nominating Committee held seven meetings. Prior to the Annual Meeting of Stockholders on May 15, 2001, the Nominating Committee held three meetings and consisted of Mark C. Hollis, Chairman, Howard M. Jenkins, Tina P. Johnson and E. Vane McClurg. Subsequent to the Annual Meeting of Stockholders on May 15, 2001, the Nominating Committee held four meetings and consisted of Mark C. Hollis, Chairman, Howard M. Jenkins and E. Vane McClurg.

COMPENSATION OF DIRECTORS

Beginning in May 2001, non-employee directors receive a quarterly retainer of $10,000 for serving on the Board of Directors. The Company has a non-employee director stock purchase plan for the benefit of eligible directors. Under the plan, non-employee directors may purchase shares of the Company's common stock at the current fair market value during specific time periods directly from the Company. The provisions of this plan are generally the same as the provisions of the employee stock purchase plan.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information about the shares of the Company's common stock beneficially owned as of March 5, 2002, by each of the Company's nominees for director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group. Additionally, the table includes the persons (including any group deemed a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be a beneficial owner of more than 5% of the Company's outstanding common stock.

                               Number of Shares of Common
                                  Stock Beneficially                  Percent
Name of Beneficial Owner        Owned as of March 5, 2002 (1)         of Class
--------------------------------------------------------------------------------

Carol Jenkins Barnett                10,005,598    (2)                  5.03

Hoyt R. Barnett                      58,623,932    (3)                 29.46

Joan G. Buccino                              __

W. Edwin Crenshaw                       617,362                          *

Mark C. Hollis                        1,361,693    (4)                   *

Charles H. Jenkins, Jr.               1,751,457    (5)                   *

Howard M. Jenkins                     6,483,383    (6)                  3.26

Tina P. Johnson                       6,592,756    (7)                  3.31

E.Vane McClurg                        1,684,547    (8)                   *

Kelly E. Norton                           2,300                          *

David P. Phillips                        46,190                          *

Daniel M. Risener                        60,741    (9)                   *

Employee Stock Ownership Plan        57,311,893                        28.80

All directors and executive
    officers as a group (32)         86,332,846   (10)                 43.38

SunTrust Bank                        11,894,577   (11)                  5.98

Nancy E. Jenkins                     14,638,789   (12)                  7.36



* Shares represent less than 1% of common stock.
Note references are explained on page 6.


(1) As used in the table on the preceding page, "beneficial ownership" means the sole or shared voting or investment power with respect to the Company's common stock. Unless otherwise indicated, the individual has sole voting and investment power with respect to the shares shown as beneficially owned. Holdings of officers include shares allocated to their individual accounts in the Company's Employee Stock Ownership Plan (ESOP), over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity. The address for all beneficial owners except SunTrust Bank is 1936 George Jenkins Boulevard, Lakeland, Florida 33815. The address for SunTrust Bank is 200 S. Orange Avenue, Orlando, Florida 32801.

(2) Includes 1,210,218 shares of common stock which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the ESOP which is the record owner of 57,311,893 shares of common stock over which he has shared investment power. As Trustee, Hoyt R. Barnett exercises sole voting power over 974,156 shares in the ESOP because such shares have not been allocated to participants' accounts. For ESOP shares allocated to participants' accounts, Hoyt R. Barnett will vote the shares as instructed by participants. Additionally, Hoyt R. Barnett will vote the ESOP shares for which no instruction is received. Total shares beneficially owned include
     1,210,218 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4) Mark C. Hollis has shared voting and investment power over these shares of common stock.

(5) Charles H. Jenkins, Jr. is co-trustee of a trust which is the record owner of 80,000 shares of common stock over which he has shared voting and investment power.

(6) Howard M. Jenkins has sole voting and investment power over 2,288,753 shares of common stock which are held directly, sole voting and investment power over 162,713 shares which are held indirectly, sole voting and shared investment power over 37,901 shares which are held indirectly and shared voting and investment power over 3,994,016 shares which are held indirectly.

(7) Tina P. Johnson is Trustee of the 401(k) Plan - Publix Stock Fund which is the record owner of 6,530,830 shares of common stock over which she has sole voting and shared investment power.

(8) E. Vane McClurg is co-trustee of a trust which is the record owner of 603,502 shares of common stock over which he has shared voting and investment power. Total shares beneficially owned exclude 10,000 shares owned by E. Vane McClurg's wife, as to which he disclaims beneficial ownership.

(9) Includes 13,215 shares of common stock over which Daniel M. Risener has shared voting and investment power.

(10) Includes 63,842,723 shares or 32.08% in the ESOP and 401(k) Plan - Publix Stock Fund.

(11) SunTrust Bank has sole voting and investment power over 10,974,405 shares of common stock which are held in trusts and shared voting and investment power over 920,172 shares which are held in trusts.

(12) Nancy E. Jenkins is the sister of Howard M. Jenkins and Carol Jenkins Barnett, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Company believes that its officers, directors and stockholders complied with the
Section 16 filing requirements except as noted below. A report filed by the following person did not reflect his indirect beneficial ownership of certain shares or changes therein: E. Vane McClurg (1993 - one Form 5). Upon learning of the omission, Mr. McClurg promptly filed the necessary report to reflect the required information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2001, the Company purchased approximately $2,408,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.

During 2001, the Company paid approximately $563,000 to the law office of Hahn, McClurg, Watson, Griffith & Bush for legal services. E. Vane McClurg is a director and continues to provide legal services to the Company.

In the opinion of management, the terms of the foregoing transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee members, who were all directors of the Company during all or part of 2001, include: Hoyt R. Barnett, Mark C. Hollis, Howard M. Jenkins, Kelly E. Norton, Tina P. Johnson and William H. Vass. Howard M. Jenkins is Chairman of the Board of the Company and was previously Chairman of the Board and Chief Executive Officer of the Company to May 15, 2001. There were no interlocks of the executive officers or directors of the Company serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Company.

During 2001, the Company purchased approximately $2,408,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board's Compensation Committee is responsible for reviewing the salary and benefit structure of the Company with respect to its executive officers. The compensation for the named executive officers, including the Chief Executive Officer (CEO), includes a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Company's management, (2) the compensation levels of supermarket chains in the Company's Peer Group Index, taking into account the size and financial performance of the Company, (3) anticipated competitive operating conditions and
(4) overall economic conditions. Upon his promotion to CEO of the Company, Charles H. Jenkins, Jr.'s base salary was increased by approximately 13.8% to reflect his additional responsibilities.

Bonuses are paid generally in the year following the year earned. During 1999, the Company implemented a new incentive bonus plan. The incentive bonus plan covers approximately 400 management employees. The incentive bonus plan was changed to make the bonus more appropriately reflect the Company's operating results while also reducing the total amount of compensation that was "at risk" for the incentive bonus plan participants. To achieve this result, the base salary of the incentive bonus plan participants was increased. The combination of the increase in the base salary and the decrease in the amount of the incentive bonus that can be earned under the new incentive bonus plan was designed to be compensation neutral in a year of good operating performance.

Under the plan, a bonus pool is established using the current fiscal year earnings before income taxes and incentive bonus of the Company as compared with the prior year. This pool is adjusted upward or downward to reflect actual sales results for the fiscal year in comparison to a sales goal. In general, the bonus pool is allocated among the participating management employees, including the named executive officers, according to base compensation paid during the calendar year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. Although the Company has a defined method for calculating the incentive bonus, the Company's Executive Committee retains the right to alter or discontinue the incentive bonus plan at its discretion at any time, for all employees except executive officers. Any changes to the incentive bonus plan for executive officers is at the discretion of the Compensation Committee.

The compensation earned by the executive officers named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graphs on pages 12 and 13.

This report is submitted by the following members of the Compensation Committee:

Mark C. Hollis, Howard M. Jenkins, Chairman and Kelly E. Norton.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Company's CEO and the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 2001 and for services rendered in all capacities to the Company during the years ended 2001, 2000 and 1999:

SUMMARY COMPENSATION TABLE


                                                                                          Long-Term Compensation
                                                                                    ----------------------------------
                                     Annual Compensation                                  Awards               Payouts
                                --------------------------------------              ----------------------     -------
                                                                           Other
                                                                           Annual   Restricted                            All Other
Name and Principal Position                                                Compen-    Stock       Options/     LTIP       Compen-
( ) Years of Service            Year    Salary     Bonus (1)    Total      sation     Award       SARs (#)     Payouts    sation (2)
------------------------------------------------------------------------------------------------------------------------------------


Charles H. Jenkins, Jr. (32)    2001   $413,000    $ 53,093   $466,093        -         -            -            -        $18,783
  Chief Executive Officer       2000    356,800      78,682    435,482        -         -            -            -         22,247
  and Director                  1999    328,900     101,540    430,440        -         -            -            -         18,634

W. Edwin Crenshaw (27)          2001   $355,400    $ 45,688   $401,088        -         -            -            -        $18,783
  President and Director        2000    337,900      74,514    412,414        -         -            -            -         22,247
                                1999    328,900     101,540    430,440        -         -            -            -         18,634

Hoyt R. Barnett (33)            2001   $287,625    $ 36,975   $324,600        -         -            -            -        $18,783
  Vice Chairman and Director    2000    279,625      61,663    341,288        -         -            -            -         22,247
                                1999    261,625      80,771    342,396        -         -            -            -         18,634

Daniel M. Risener (39)          2001   $238,500    $ 30,660   $269,160        -         -            -            -        $18,783
  Senior Vice President and     2000    232,000      51,161    283,161        -         -            -            -         22,247
  Chief Information Officer     1999    225,580      69,642    295,222        -         -            -            -         18,634

David P. Phillips (17)          2001   $233,700    $ 30,043   $263,743        -         -            -            -        $18,783
  Chief Financial Officer and   2000    215,200      47,456    262,656        -         -            -            -         22,247
  Treasurer                     1999    202,660      62,566    265,226        -         -            -            -         18,634


(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2) Amounts in this column include the Company's contribution to the ESOP and the 401(k) Plan for 2000 and 2001 and the Company's contribution to the ESOP, Profit Sharing Plan and 401(k) Plan for 1999.


OTHER COMPENSATION

The Company has a trusteed, noncontributory defined contribution plan, the ESOP, for the benefit of eligible employees. The amount of the Company's discretionary contribution to the ESOP is determined annually by the Board of Directors and can be made in Company common stock or cash. The Company's contribution to this plan is allocated to all participants on the basis of compensation and the plan does not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company. Prior to 2000, the Company had an additional trusteed, noncontributory defined contribution plan, the Profit Sharing Plan. Effective December 31, 1999, the Company merged the Profit Sharing Plan into the ESOP. Amounts earned for 2001, 2000 and 1999 under the plans by the CEO and the four most highly compensated executive officers are listed in the Summary Compensation Table.

The Company has a 401(k) plan for the benefit of eligible employees. The 401(k) plan is a voluntary defined contribution plan. Eligible employees may contribute up to 10% of their eligible annual compensation (8% prior to January 1, 2002), subject to the maximum contribution limits established by Federal law. The Company may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 2001, 2000 and 1999, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages, not to exceed a maximum match of $750 per employee. The match, which is determined as of the last day of the plan year and paid in the subsequent year, is in common stock of the Company.

The Company's group health and dental insurance plans are available to eligible full-time and part-time employees and the group life insurance plan and long-term disability plan are available to eligible full-time employees. These plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company.

All compensation paid to executive officers during 2001, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company's Board of Directors is comprised of four Board members who are not actively involved in the current management of the Company. Although three of the Audit Committee members are not independent as defined by the New York Stock Exchange, in the opinion of the Board, each Audit Committee member has the ability to make objective decisions independent of the interests of management.

The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and oversee these processes as described in the Audit Committee Charter.

The Audit Committee reviewed and discussed with management and the Company's independent auditors the Company's audited consolidated financial statements for the fiscal year ended December 29, 2001. The Audit Committee also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the auditors the firm's independence.

Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001, for filing with the Securities and Exchange Commission.

This report is submitted by the following members of the Audit Committee: Carol Jenkins Barnett, Mark C. Hollis, E. Vane McClurg and Kelly E. Norton, Chairman.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP was the Company's auditors during 2001. The Audit Committee will make its recommendation to the Board of Directors as to the Company's auditors for 2002 later this year.

Representatives of KPMG LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The aggregate fees billed by the Company's independent auditors, KPMG LLP, for professional services rendered for the fiscal year ended December 29, 2001, were approximately $240,000 for audit fees and $398,000 for other professional services. The Audit Committee has reviewed and discussed the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services and has determined that the provision of the non-audit services are compatible with the firm's independence.

PERFORMANCE GRAPHS

The following performance graph sets forth the Company's cumulative total stockholder return during the five years ended December 29, 2001, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1996 in the Company's common stock and in each of the related indices and assumes reinvestment of dividends.

The Company's common stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading price. Therefore, the Company has provided a performance graph based on the Company's fiscal year end valuation (rather than the trading price at fiscal year end, representing the appraised value as of the prior fiscal quarter). For comparative purposes, additional information is provided based on the fiscal year end trading price of the Company's shares.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END VALUATION


               1996        1997        1998        1999        2000        2001
             -------------------------------------------------------------------

PUBLIX       $100.00      147.44      224.24      218.03      235.17      201.15
S&P 500      $100.00      133.36      171.48      207.56      188.66      169.33
PEER GROUP   $100.00      127.79      197.61      122.19      157.00      127.96



COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END TRADING PRICE


               1996        1997        1998        1999        2000        2001
             -------------------------------------------------------------------

PUBLIX       $100.00      112.82      200.10      218.21      231.83      203.57
S&P 500      $100.00      133.36      171.48      207.56      188.66      169.33
PEER GROUP   $100.00      127.79      197.61      122.19      157.00      127.96


(1) Companies included in the peer group are: A&P, Albertson's, American Stores (acquired by Albertson's in June 1999), Brunos (included through December 1999, no longer publicly traded), Delhaize America (formerly Food Lion, included through December 2000, became a part of the Delhaize Group in April 2001), Giant Food (acquired by Ahold USA in October 1998), Hannaford Bros.(acquired by Delhaize America in July 2000), Kroger, Safeway, Weis Markets and Winn-Dixie. Peer group companies that have been acquired are included in the performance graphs for all full years prior to their acquisition.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received at the Company's corporate office prior to December 12, 2002, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this Proxy Statement, the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary



Dated: March 5, 2002


The Company will provide, without charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 29, 2001, upon the written request of any stockholder of record or beneficial owner as of March 5, 2002. Requests for such reports should be directed to John A. Attaway, Jr., Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida 33802.

Your choices are:

o  To vote on the issues described on the front of this card,
o  To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

o  Sign and date the card,
o  Tear off along perforated line,
o  Return in the envelope provided.

Please keep in mind that if we do not receive your voting instructions by May 14, the shares represented by this proxy card will not be voted.






                           PUBLIX SUPER MARKETS, INC.
              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2002



The undersigned hereby appoints Howard M. Jenkins,  Charles H. Jenkins,  Jr. and
W. Edwin Crenshaw or any of them, as proxies with full power of substitution, to vote all shares of common stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

     1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton.

           o FOR all nominees listed above (except as to those nominees whose names have been crossed out)

           o AUTHORITY WITHHELD

     2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Company's 2001 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 5, 2002, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

-------------   ---------------------------------   ----------------------------
Date            Signature                           Signature if held jointly

o If you received an annual report for this account and request not to, please mark an (x) in this circle. Stockholders with multiple accounts, please leave one proxy card unmarked.

o  I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.


Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

We must receive your Proxy Card by May 14, 2002.

Your vote is very important to us.

              TO THE PARTICIPANTS OF PUBLIX SUPER MARKETS, INC.
                      EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)



Dear ESOP Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholders is being held on May 14 this year. At the meeting, the Trustee of the ESOP, Hoyt R. Barnett, or his designee, will vote the shares allocated to your ESOP account according to your instructions. You may indicate your instructions on the last page of this booklet, which is the 2002 Notice of Annual Meeting of Stockholders and Proxy Statement.


Your choices are:

o  To vote on the issues described on the last page of this booklet,
o  To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

o  Sign and date the card,
o  Tear off along perforated line,
o Fold and return through the unmetered mail system. If you did not receive this booklet at a Publix location, please return the card in the envelope provided.

Please keep in mind that if you indicate "authority withheld" on the last page of this booklet, the Trustee will not exercise any voting rights for your ESOP shares. If your voting instructions are not received by May 14, the Trustee will vote your ESOP shares at his discretion.


Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 5, 2002


We must receive your Proxy Card by May 14, 2002.

Your vote is very important to us.

Voting card is on the last page of this booklet.

                           PUBLIX SUPER MARKETS, INC.
                         REQUEST FOR VOTING INSTRUCTIONS
                             IN CONNECTION WITH THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2002



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOP"), with respect to all shares of common stock of Publix Super Markets, Inc. (the "Company") allocated to the ESOP account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOP (the "Account Shares"), requests and instructs Hoyt
R. Barnett, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Company to be held on May 14, 2002, and any adjournments thereof, and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

    1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton.

       o FOR all nominees listed above (except as to those nominees whose names have been crossed out)

       o AUTHORITY WITHHELD

    2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted as directed above if this proxy card is properly executed and timely returned. If no specification is made, or this proxy card is not returned, the shares will be voted at the Trustee's discretion.

The undersigned acknowledges receipt of (1) the Company's 2001 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 5, 2002, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.


------------------   --------------------------------------------
Date                 Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

       o I will attend the meeting.


Promptly mark, sign, date, remove card from booklet, fold and return either through the unmetered mail system or in the enclosed envelope.



Return to:
Retirement Department
Publix Corporate Office
Lakeland